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                                                                    EXHIBIT 99.1



STATEMENT UNDER OATH OF PRINCIPAL EXECUTIVE OFFICER REGARDING FACTS AND CIRCUMSTANCES RELATING TO EXCHANGE ACT FILINGS

I, Ralph W. Babb, Jr., state and attest that:

(1) To the best of my knowledge, based upon a review of the covered reports of Comerica Incorporated, and, except as corrected or supplemented in a subsequent covered report:

         - no covered report contained an untrue statement of a material fact as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed); and

         - no covered report omitted to state a material fact necessary to make the statements in the covered report, in light of the circumstances under which they were made, not misleading as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed).

(2) I have reviewed the contents of this statement with the Audit and Legal Committee of the Board of Directors of Comerica Incorporated.

(3) In this statement under oath, each of the following, if filed on or before the date of this statement, is a "covered report":

         - Annual Report on Form 10-K for the Fiscal Year Ended December 31, 2001 of Comerica Incorporated;

         - all reports on Form 10-Q, all reports on Form 8-K and all definitive proxy materials of Comerica Incorporated filed with the Commission subsequent to the filing of the Form 10-K identified above; and

         -        any amendments to any of the foregoing.


/s/ Ralph W. Babb, Jr.                     Subscribed and sworn to
-------------------------------            before me this 13th day of
Ralph W. Babb, Jr.                         August 2002.
August 13, 2002
                                           /s/ Mary Lou Chorazyczewski
                                           -----------------------------------
                                           Notary Public

                                           My Commission Expires:

                                           -----------------------------------
                                           MARY LOU CHORAZYCZEWSKI
                                           NOTARY PUBLIC OAKLAND CO., MI
                                           MY COMMISSION EXPIRES Oct 5, 2003
                                           acting in Wayne County